Exhibit 10.13

FLEWBER GLOBAL INC.
SUBSCRIPTION DOCUMENTS

Flewber Global Inc., a Delaware corporation (the “Company”), is offering up to [NUMBER] Equity Securities (as defined in the Subscription Agreement below) in this private offering (this “Offering”). Only “accredited investors,” as such term is defined in Rule 501(a) of Regulation D (“Regulation D”) or “Non-U.S. Persons” as defined under Rule 902 of Regulation S (“Regulation S”) of the Securities Act of 1933, as amended (the “Securities Act”), are eligible to participate in this Offering (“Prospective Investors”). The purchase price per share is $0.50. Except as otherwise indicated, all Subscription Documents should be completed and executed in their entirety by Prospective Investors. If Prospective Investors are subscribing jointly, each Prospective Investor must complete, sign and date the Subscription Documents. Prospective Investors should not alter the Subscription Documents in any way.

I.	List of the Subscription Documents and General Instructions

The Subscription Documents consist of:

A.	Subscription Agreement

B.	Attachments to Subscription Agreement

●	Investor Questionnaire (Attachment A)

●	Benefit Plan Status Statement (Attachment B)

●	Non-U.S. Person Status Statement (Attachment C)

●	IRS Form W-9 (Attachment D)

●	IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8-EXP and Form W-8IMY (Attachment E)

●	Bad Actor Questionnaire (Attachment F)

If an individual Prospective Investor:

●	Complete and sign the applicable Signature Page to Subscription Agreement

●	Complete and sign the Investor Questionnaire (Attachment A)

●	If applicable, initial the Non-U.S. Person Status Statement (Attachment C)

●	Complete, sign, and date the applicable IRS Form W-9 (Attachment D) or IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8-EXP or Form W-8IMY (Attachment E)

If an entity Prospective Investor:

A duly authorized representative must sign on behalf of the Prospective Investor.

●	Complete and sign the applicable Signature Page to Subscription Agreement

●	Complete and sign the Investor Questionnaire (Attachment A)

●	Complete the Benefit Plan Status Statement (Attachment B)

●	If applicable, initial the Non-U.S. Person Status Statement (Attachment C)

●	Complete, sign, and date the applicable IRS Form W-9 (Attachment D) or IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8-EXP or Form W-8IMY (Attachment E)

An entity Prospective Investor may be requested by the Company to submit a copy of its governing documents as well as information regarding the owners of its equity securities.

II.	Delivery of Subscription Documents and Payment of Subscription Funds

Each Prospective Investor should return an electronic copy of completed and signed Subscription Documents to [NAME AND EMAIL]. Questions regarding the submission process can be directed to [NAME AND EMAIL].

Prospective Investors should retain a copy of all completed Subscription Documents for their records. Upon return of the completed and executed Subscription Documents, the Company will thereafter determine whether the Company desires to accept such subscription and will promptly notify the submitting Prospective Investor of such decision.

If the Company desires to accept the subscription of a Prospective Investor, the Company will notify such Prospective Investor regarding the Company’s acceptance of such subscription and the number of Equity Securities allotted to such Prospective Investor. Thereafter, a Prospective Investor must deliver a check to the Company or initiate a wire transfer for the subscribed Equity Securities to the Company, in accordance with the following wiring instructions below:

Country: United States

Bank name:

Branch address:

Swift Code:

Branch number:

Institution number:

Account number #:

Account Holder Name:

Account Holder Address:

ABA# :

You must wire the payment from an account in your name.

All information should be typed or carefully printed in ink. All changes must be initialed by the Prospective Investor.

SUBSCRIPTION AGREEMENT
FOR
FLEWBER GLOBAL INC.

The undersigned subscribing prospective investor (the “Prospective Investor”) hereby agrees as set forth in this subscription agreement (the “Subscription Agreement”). This Subscription Agreement is being executed and delivered by the Prospective Investor in connection with a confidential private offering (the “Offering”) being conducted by Flewber Global Inc., a Delaware corporation (the “Company”), of up to 2,000,000 of Equity Securities (defined below). The purchase price per share is $0.50 (the “Purchase Price”).

1. Subscription for Equity Securities. Subject to the terms and conditions of this Subscription Agreement, the Subscriber hereby agrees to commit to and purchase from the Company, the amount of shares of the Company’s Common Stock, par value $0.0001 per share, indicated below and hereby tenders this Subscription Agreement, together with a check or wire transfer in such amount, for the number of such shares (the “Equity Securities”) set forth below at a purchase price of $0.50 per share.

(a) The Prospective Investor subscribes for _________ Equity Securities (for an aggregate purchase price of $__________).

(b) The Prospective Investor and the Company here by agree that, without prior written consent from the Prospective Investor, the Company many not (i) terminate this Offering, (ii) allot to the Prospective Investor fewer Equity Securities than the number subscribed by such Prospective Investor, (iv) withdraw from any discussions, negotiations or transactions with the Prospective Investor, (v) conduct a closing, and/or (vi) modify the terms of this Offering, including, without limitation, the Subscription Documents.

(c) It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the Prospective Investor and that the Prospective Investor has had an adequate opportunity to ask questions and receive answers regarding the Company, this Offering and the Equity Securities, in each case to the Prospective Investor’s full satisfaction.

2. Representations and Warranties of the Prospective Investor. The Prospective Investor hereby represents and warrants to the Company and each other Prospective Investor who or that acquires Equity Securities as follows, and the Prospective Investor acknowledges that the Prospective Investor has full knowledge that the Company and such Prospective Investors intend to rely upon such representations and warranties:

(a) THE PROSPECTIVE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE SUBSCRIPTION DOCUMENTS AND HAS CONSULTED WITH SUCH PROSPECTIVE INVESTOR’S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE PROSPECTIVE INVESTOR. THE PROSPECTIVE INVESTOR HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE EQUITY SECURITIES AND IS ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE EQUITY SECURITIES. ANY SPECIFIC ACKNOWLEDGEMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT CONTAINED IN THE SUBSCRIPTION DOCUMENTS SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.

(b) The Prospective Investor acknowledges and agrees that the Company is relying on (and the offering is conditional upon) an exemption from the requirement to provide the Prospective Investor with a prospectus under applicable securities laws and as a consequence of acquiring Equity Securities in this Offering pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws, may not be or may only be partially available to the Prospective Investor and the Prospective Investor may not receive information that would otherwise be required to be provided under applicable securities laws.

(c) The Prospective Investor has such knowledge, skill and experience in business, financial and investment matters that the Prospective Investor is capable of evaluating the merits and risks of an investment in the Equity Securities. With the assistance of the Prospective Investor’s own professional advisors, to the extent that the Prospective Investor has deemed appropriate, the Prospective Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Equity Securities and the consequences of this Subscription Agreement. The Prospective Investor has considered the suitability of the Equity Securities as an investment in light of its own circumstances and financial condition and the Prospective Investor is able to bear the risks associated with an investment in the Equity Securities and its authority to invest in the Equity Securities.

(d) The Prospective Investor understands that the Company requires each Prospective Investor to complete Attachment A to this Subscription Agreement in order to ensure compliance with the requirements of the Securities Act. The Prospective Investor hereby represents and warrants that the Prospective Investor is either (i) an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “Non-U.S. Person” as defined under Rule 902 of Regulation S of the Securities Act, and that one or more of the categories set forth in Attachment A and Attachment C (for Non-U.S. Persons only) to this Subscription Agreement hereto correctly and in all respects describes the Prospective Investor, and that the Prospective Investor has so indicated therein.

(e) The Prospective Investor has the requisite power and authority to execute and deliver this Subscription Agreement and such execution and delivery does not violate, or conflict with, the terms of any agreement or instrument to which the Prospective Investor is a party or by which it is bound.

(f) If the Prospective Investor is an individual, the Prospective Investor represents and warrants that he or she is (i) a bona fide resident of the state set forth on the signature page hereto and the address and Social Security number set forth on the signature page hereto are his or her true and correct residence and Social Security number, and that he or she has no present intention of becoming a resident of any other state or jurisdiction, and (ii) at least twenty-one (21) years of age and has legal capacity to enter into this Subscription Agreement.

(g) If the Prospective Investor is a corporation, partnership, limited liability company or revocable trust, then (i) the Prospective Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction wherein it is organized, (ii) this Subscription Agreement and any other documents executed and delivered by the Prospective Investor in connection herewith have been duly authorized, executed and delivered by the Prospective Investor and, assuming the due authorization, execution and delivery thereof by the other parties thereto, are the valid and legally binding obligation of the Prospective Investor, enforceable against it in accordance with their respective terms, (iii) the Prospective Investor has its principal place of business at the address set forth on the signature page to this Subscription Agreement and (iv) each of the shareholders, members, partners, grantors or participants of the Prospective Investor is at least twenty-one (21) years of age. The person executing this Subscription Agreement on behalf of the Prospective Investor has reviewed the underlying corporate charter, partnership agreement, limited liability company agreement, operating agreement, shareholders agreement or other similar documents of such Prospective Investor and all other documents necessary to confirm the representations made in the previous sentence. Such Prospective Investor has previously made other investments or engaged in other substantive business activities prior to receiving an opportunity to purchase the Equity Securities and was not formed for the purpose of purchasing the Equity Securities.

(h) Prior to the purchase of any Equity Securities, the opportunity has been made available to the Prospective Investor to ask questions of and receive satisfactory answers from representatives of the Company concerning the terms and conditions of the offering described in the Subscription Documents and to obtain any additional information necessary to verify the information contained in the Subscription Documents or otherwise relative to the financial data and business of the Company, to the extent that the Company possesses such information. No statement, printed material or other information that is contrary to the information contained in the Memorandum and the Subscription Documents has been given or made by the Company to the Prospective Investor.

(i) The Equity Securities may not be transferred or resold except as permitted under the Securities Act, and securities laws of applicable states and other jurisdictions, pursuant to registration or an exemption therefrom. The Equity Securities have not been and will not be registered under the Securities Act or any state’s securities laws; the Prospective Investor will have no right to require registration of the Equity Securities except as set forth herein or pursuant to the terms of the applicable Equity Securities; and the Company is under no other obligation to cause an exemption to be available. In the event the Company determines to accept this Subscription Agreement, in whole or in part, the Prospective Investor agrees that the Prospective Investor will not dispose or attempt to dispose of any of the Prospective Investor’s Equity Securities, except in a manner and fashion which is in total compliance with applicable federal and state securities laws and the Company’s articles of incorporation and bylaws (together, the “Governing Documents”). The Prospective Investor understands that any document that evidences the Equity Securities will bear the following legend or one substantially similar thereto:

For U.S. Persons:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF ANY WRITTEN MATERIALS PROVIDED BY THE COMPANY THAT DESCRIBE THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE OFFER AND SALE OF THE EQUITY SECURITIES ARE MADE PURSUANT TO ONE OR MORE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND PROVISIONS UNDER APPLICABLE STATE SECURITIES LAWS RELATING TO THE OFFER AND SALE OF SECURITIES.

NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNLESS QUALIFIED OR REGISTERED WITH APPLICABLE STATE SECURITIES REGULATORY AGENCIES UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS EXEMPT FROM FEDERAL AND STATE SECURITIES REGISTRATION REQUIREMENTS AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE LAWS REGULATING THE TRANSFER OF SECURITIES.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) PURSUANT TO REGULATION S UNDER THE SECURITIES ACT. ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

(j) The Prospective Investor has been advised that it may not be possible to readily liquidate this investment. The Prospective Investor’s overall commitment to investments which are not readily liquid is not disproportionate to his, her or its net worth; his, her or its investment in the Company will not cause such overall commitment to become excessive; and he, she or it can afford to bear the loss of the entire investment in the Company.

(k) The Prospective Investor has no need for liquidity in connection with his, her or its purchase of the Equity Securities. The Prospective Investor recognizes that there is not now any public market for the Equity Securities and that such a market is not expected to develop.

(l) The Prospective Investor is acquiring the Equity Securities solely for the Prospective Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Equity Securities. The purchase of the Equity Securities by the Prospective Investor is consistent with the general investment objectives of the Prospective Investor. The Prospective Investor is not acquiring the Equity Securities with a view to, or for sale in connection with any, distribution of the Equity Securities. The Prospective Investor’s subscription does not represent a significant portion of the Prospective Investor’s net worth.

(m) The Prospective Investor recognizes that a purchase of the Equity Securities involves a high-degree of risk.

(n) The Prospective Investor recognizes that neither the Company nor any other person has promised, represented or guaranteed (i) the safety of any capital investment in the Company, (ii) that the Company will be profitable, or (iii) that any particular investment return will be achieved or the probability of any investment return, and further that any such promise, representation or guaranty, if made, would be strictly unauthorized and should not be relied upon. The Prospective Investor is not relying upon any representation or other information purported to be given on behalf of the Company in determining to invest in the Equity Securities (it being understood that no person has been authorized by the Company to furnish any such representations or other information). The Prospective Investor is aware that (i) no federal, state, local or foreign agency has passed upon the Equity Securities or made any finding or determination as to the fairness of this investment, (ii) the Prospective Investor is not entitled to cancel, terminate or revoke this subscription or any of the powers conferred herein, and (iii) the Company may accept or reject this subscription in whole or in part for any or no reason at all.

(o) The Prospective Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Equity Securities. It is understood that information and explanations related to the terms and conditions of the Equity Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Equity Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Prospective Investor in deciding to invest in the Equity Securities. The Prospective Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Equity Securities for purposes of determining the Prospective Investor’s authority to invest in the Equity Securities.

(p) The Prospective Investor confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Equity Securities, or (ii) made any representation to the Prospective Investor regarding the legality of an investment in the Equity Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Equity Securities, the Prospective Investor is not relying on the advice or recommendations of the Company and the Prospective Investor has made its own independent decision that the investment in the Equity Securities is suitable and appropriate for the Prospective Investor.

(q) The Prospective Investor acknowledges and understands that information included in financial forecasts, projections and/or other forward looking materials provided by the Company are not guarantees of performance and are based on various assumptions that may not prove to be correct. Actual results will differ and such differences could be material. The Company has not assumed any obligation to update such information.

(r) The Prospective Investor became aware of this offering of the Equity Securities, and the Share were offering to the Prospective Investor solely by means of direct contact between the Prospective Investor and the Company, and not by any other means, including but not limited to, by any form of general solicitation or general advertising of the Equity Securities, including, without limitation, (i) any communication published in any newspaper or magazine or broadcast over television or radio, or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(s) The Prospective Investor understands and agrees that the Prospective Investor is purchasing Equity Securities directly from the Company.

(t) The Prospective Investor received the Subscription Documents and first learned of the Company in the jurisdiction listed in the residence address of the Prospective Investor on the signature page to this Subscription Agreement. All contacts and contracts between the Company and the Prospective Investor regarding the offer and sale of the Equity Securities have been made within that jurisdiction, and the Prospective Investor intends that the securities laws of that jurisdiction alone govern this transaction.

(u) The Prospective Investor satisfies any special suitability or other applicable requirements of his, her or its jurisdiction of residence and/or the jurisdiction in which the transaction by which the Equity Securities are purchased occurs.

(v) If the Prospective Investor is not a resident of the Unites States, the Prospective Investor understands that it is the responsibility of the Prospective Investor to comply with all applicable laws and regulations in effect in any jurisdiction in which the Prospective Investor purchases or sells Equity Securities and the Prospective Investor agrees that it will obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Prospective Investor is subject or in which the Prospective Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(w) The Prospective Investor understands that by reason of the Company’s obligation to pay certain fees and expenses of the Offering not all of the gross proceeds of the Offering will be available for use by the Company.

(x) If the Prospective Investor is a partnership, limited liability company, grantor trust or Subchapter S corporation under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), except as indicated otherwise below, at no time during the term of the subscription will substantially all of the value of a beneficial owner’s interest in the Prospective Investor (directly or indirectly) be attributable to the Prospective Investor’s ownership of the Equity Securities.

☐	Check if any time during the term of the investment substantially all of the value of a beneficial owner’s interest in the Prospective Investor (directly or indirectly) will be attributable to the Prospective Investor’s ownership of the Equity Securities.

If checked box, indicate how many beneficial owners there are of the Prospective Investor: ________.

(y) If the Prospective Investor is not a natural person, the Prospective Investor has completed Attachment B to this Subscription Agreement. The Prospective Investor acknowledges that, in order to ensure compliance by the Company with the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”) and to avoid adverse consequences to the Company under ERISA, the Prospective Investor has properly responded to each of the questions on Attachment B to this Subscription Agreement. If the Prospective Investor is a “benefit plan investor” (as defined by ERISA Reg. §2510.3-101(f)(2)), the Prospective Investor represents that the acquisition of Equity Securities hereunder is permitted by the documents and instruments governing the plan and that the Prospective Investor or its fiduciaries have determined that this acquisition of Equity Securities is prudent under Title I of ERISA or applicable law and is not prohibited under Sections 408 or 4975 of the Code. Further, the Prospective Investor acknowledges, understands and agrees that investments by benefit plan investors are limited, in the aggregate, to a number of Equity Securities that is less than 25% of the value of equity interests in the Company, without regard to any interests owned by the directors and the officers of the Company, and agrees that the Company may, in its sole discretion, require a benefit plan investor to transfer its Equity Securities to another person or entity, including the Company, for an amount equal to the agreed value of such Equity Securities.

(z) The social security number or federal tax identification number indicated on the applicable signature page to this Subscription Agreement signed by the Prospective Investor is such Prospective Investor’s true and correct social security number or federal tax identification number, as applicable.

(aa) The Prospective Investor is not subject to backup withholding because (i) the Prospective Investor is exempt from backup withholding, (ii) the Prospective Investor has not been notified by the Internal Revenue Service that the Prospective Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has informed the Prospective Investor that the Prospective Investor is no longer subject to backup withholding.

(bb) The Prospective Investor (including any person who has discretionary and/or voting authority with respect to the Equity Securities to be acquired) is not subject to any “bad actor” disqualification (as used in Rule 506(d) under the Securities Act), and the Prospective Investor will notify the Company in writing promptly after first becoming aware that the Prospective Investor is subject to, or is reasonably likely to become subject to, any such disqualification. The Prospective Investor further understands, acknowledges and agrees that a description of any such disqualification may be subject to disclosure in accordance with applicable law. The Prospective Investor has completed the Bad Actor Questionnaire in Attachment F.

(cc) Anti-Money Laundering Representations:

(i) The Prospective Investor represents that all evidence of identity provided in connection with the Subscription Agreement is true and correct and all related information furnished is genuine and accurate.

(ii) The Prospective Investor agrees to provide any information deemed by the Company, from time to time and in its sole and absolute discretion, necessary to comply with any anti-money laundering program that the Company may, either presently or in the future, adopt and any related responsibilities. The Prospective Investor agrees and acknowledges that in the event of delay or failure by the Prospective Investor to produce any information requested in this Subscription Agreement or required for verification purposes, the Company’s behalf may refuse to accept the subscription.

(iii) The Prospective Investor represents and covenants that neither it, nor any person controlling, controlled by, or under common control with it, nor any person having a beneficial interest in it, is an individual, organization, or entity listed on the List of Specially Designated Nationals and Blocked Persons (the “OFAC Control List”) maintained by the U.S. Office of Foreign Assets Control (“OFAC”), and that it is not investing and will not invest in the Company on behalf of or for the benefit of any individual, organization, or entity listed on the OFAC Control List.

(iv) The Prospective Investor represents that: (1) the amounts contributed by it to the Company were not and are not directly or indirectly derived from activities that contravene U.S. federal or state laws or regulations and international laws and regulations, including anti-money laundering laws and regulations; and (2) the proceeds from the Prospective Investor’s investment in the Company will not be used to finance any illegal activities.

(v) The Prospective Investor agrees and acknowledges: (1) that additional subscriptions by the Prospective Investor may be refused; and/or (2) that requests for withdrawals may be delayed or declined if the Company reasonably believes it does not have satisfactory evidence of the Prospective Investor’s identity.

(vi) The Prospective Investor agrees and acknowledges that, if, following its subscription in the Company and/or, the Company reasonably believes that the Prospective Investor is listed on the OFAC Control List or has otherwise breached its representations and covenants as to its identity, the Company may be obligated to block the Prospective Investor’s investment in accordance with applicable law, and the Prospective Investor shall have no claim against the Company for any form of damages as a result of blocking the investment.

(vii) If the Prospective Investor is a “fund of funds” or an entity that invests on behalf of others, the Prospective Investor, in addition to and not by way of limiting the foregoing, represents and certifies that it is aware of the requirements of the USA PATRIOT Act of 2001, and rules and regulations promulgated thereunder and other applicable anti-money laundering measures in any jurisdiction (collectively, the “AML Rules”) and that it has adopted anti-money laundering policies and procedures in place reasonably designed to verify the identity of its beneficial owners or underlying investors, as the case may be, and their respective sources of funds. Such policies and procedures are properly enforced and are consistent with such AML Rules. The Prospective Investor represents and certifies that to the best of its knowledge, the beneficial owners or investors, as the case may be, are not individuals, entities, or countries that may subject the Company or any of its affiliates to criminal or civil violations of any AML Rules. The Prospective Investor agrees and acknowledges that it is to furnish a copy of its anti-money laundering policies and procedures to the Company when requested. Among its other obligations hereunder, the Prospective Investor agrees to promptly notify the Company if the foregoing representation and certification becomes inaccurate.

(viii) The Prospective Investor represents that:

a) it is not a Senior Foreign Political Figure, a member of a Senior Foreign Political Figure’s Immediate Family, and/or any Close Associate of a Senior Foreign Political Figure residing in a non-cooperative country or territory or a jurisdiction that has been designated by the U.S. Treasury as warranting special measures due to primary money laundering concerns;

b) it is not a former Senior Foreign Political Figure residing in a non-cooperative country or territory or a jurisdiction that has been designated as warranting special measures due to primary money laundering concerns;

c) it is not resident in, or organized or chartered under the laws of a jurisdiction that has been designated by the U.S. Secretary of Treasury under Sections 311 and 312 of the USA PATRIOT Act as warranting special measures due to primary money laundering concerns;

d) it is not a Foreign Shell Bank as the term is defined in the USA PATRIOT Act; and

e) its subscription funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank, or a bank organized or charted under the laws of a jurisdiction deemed to be a non-cooperative country or territory.

(dd) The Prospective Investor understands that this investment involves a high degree of financial risk and is suitable only for persons who have substantial financial resources, can bear the economic risk of investment in the Company and who understand or have been advised about the tax consequences and other risks of this investment.

(ee) The Prospective Investor understands that, unless the Prospective Investor notifies the Company in writing to the contrary at or before the Closing, each of the Prospective Investor’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Prospective Investor.

3. Representation and Warranties of the Company. As of the Closing, the following shall be true in all material respects with respect to the Company:

(a) Organization and Standing of the Company. The Company is duly and validly organized and validly existing as a corporation under the laws of the State of Delaware, and has all requisite power and authority under its Governing Documents and Delaware law to enter into and carry out the terms of this Subscription Agreement, to conduct its business as described in its Governing Documents and to issue and sell the Equity Securities. This Subscription Agreement has been duly authorized, executed, and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Prospective Investor, is a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms.

(b) Compliance with Other Instruments, etc. The Company is not in violation of any term of this Subscription Agreement nor of any term of any other mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule, or regulation applicable to it. No action, proceeding, or investigation is pending or, to the knowledge of the Company, threatened against the Company that could reasonably be expected to have a material adverse effect on the operations, business, or affairs of the Company. The execution and delivery of this and other Subscription Agreements does not result in the violation of, constitute a default under or conflict with any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Company (which has not been duly waived), or result in the creation of any mortgage, lien, encumbrance or charge upon any of the respective properties or assets of the Company.

(c) Governmental and Regulatory Approval, etc. Neither the execution and delivery of this Subscription Agreement or any other Subscription Agreement, nor the offer, issuance or sale of the Equity Securities, requires any consent, approval or authorization from, or filing, registration or qualification with, any federal, state or local government or regulatory authority (including, without limitation, registration under the Securities Act) on the part of the Company, except for (i) compliance by the Company with the requirements of any applicable federal or state securities laws, and (ii) compliance by the Company with any and all filing requirements pursuant to Regulation D or Regulation S under the Securities Act.

(d) Issuance of the Equity Securities. All action required to be taken by the Company as a condition to the issuance and sale of the Equity Securities purchased by the Prospective Investor has been taken, such Equity Securities will represent duly authorized and validly issued Equity Securities of the Company and the Prospective Investor will be a holder of Equity Securities entitled to all the benefits of a Stockholder holding Equity Securities under the Company’s Governing Documents and Delaware law.

4. Closing. One or more closings of the sale and purchase of the Prospective Investor’s Equity Securities (each, a “Closing”) shall take place at a time and place selected by the Company. At or prior to each Closing, the Company will deliver to the Prospective Investor a counterpart of the Subscription Agreement executed by the Company.

5. Conditions to Closing. The obligations of the Prospective Investor to purchase and pay for the Equity Securities and of the Company to sell the Equity Securities are subject to the condition that the representations and warranties of the Prospective Investor contained in Section 2 hereof and of the Company contained in Section 3 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

6. Agreements with Other Prospective Investors. The Prospective Investor hereby acknowledges and agrees that every other Prospective Investor has executed and delivered a subscription agreement similar to this Subscription Agreement, in which such other Prospective Investor has agreed to commit for and purchase certain Equity Securities from the Company and, together with each of the other Prospective Investors, has made similar representations and warranties as made by the Prospective Investor in Section 2 hereof, with such changes as the Company, in its sole discretion, deemed appropriate to induce such Prospective Investor to subscribe for Equity Securities. This Subscription Agreement and such other subscription agreements are sometimes collectively referred to herein as the “Subscription Agreements.”

7. Registration Rights.

(a) Whenever the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form Registration Statement (the “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to the holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 15 days after the Company’s notice has been given to each such holder. For the purposes herein, “Registrable Securities” means (a) any shares of Common Stock beneficially owned by the Investors, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the SEC has declared a registration statement covering such securities effective and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met, (iii) such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), as set forth in a written opinion letter to such effect, addressed, delivered and reasonably acceptable to the applicable transfer agent and the holders of such securities, (iv) such securities are otherwise transferred, or (v) such securities have ceased to be outstanding.

(b) If the underwriter for the offering in connection with any offering pursuant to paragraph (a) above, advises the Prospective Investor (in writing) that it is of the opinion that inclusion of such Prospective Investor’s Registrable Securities would adversely affect the marketing of the shares of Common Stock to be underwritten, then the Company is required to include in the registration only the number of Common Stock that the underwriter believes marketing factors allow.

(c) In the event that the Prospective Investor’s Registrable Securities are included in a Piggyback Registration Statement, such Prospective Investor shall execute and enter into all agreements and other documents as reasonably requested by the Company and/or the underwriter, as applicable, in such offering, including any applicable indemnifications required by the Company and/or the underwriter, as long as any other holders of the Company’s securities being registered in such Piggyback Registration Statement are required to enter into the same agreements and other documents, as applicable.

8. Survival of Agreements, Representations and Warranties, etc. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company and the Prospective Investor in connection with the transactions contemplated by this Subscription Agreement, including without limitation the agreement by any “benefit plan investor” to transfer its Equity Securities in accordance with this Subscription Agreement in compliance with the terms of the Company’s Governing Documents if required to do so by the Company, shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by the Prospective Investor or on its behalf, and the sale and purchase of the Prospective Investor’s Equity Securities and payment therefor.

9. Further Advice and Assurances. The information which the Prospective Investor provided to the Company in this Subscription Agreement and in the attachments hereto is true, correct and complete in all respects as of the date hereof and will be true, correct and complete in all respects as of the Closing, and the Prospective Investor agrees to notify the Company promptly if any representation or warranty contained in this Subscription Agreement (including the attachments hereto) becomes untrue prior to the Company’s acceptance of the Prospective Investor’s subscription. The Prospective Investor agrees to provide such additional information and execute and deliver such additional documents as the Company may reasonably request to determine the eligibility of the Prospective Investor to hold the Equity Securities or to enable the Company to determine the Company’s compliance with applicable regulatory requirements or tax status.

10. Post-Closing Cooperation. In addition to the obligations required to be performed hereunder, the parties hereto agree to cooperate with each other following the Closing and to provide such information as reasonably shall be requested by the other party in connection with the Prospective Investor’s investment in the Company. In furtherance thereof, the parties agree to perform such other acts, and to execute, acknowledge, and/or deliver such other instruments, documents and materials, as may reasonably be requested in connection with the Prospective Investor’s ownership in the Company and the Company’s financial statement and other reporting obligations with respect thereto.

11. Indemnity. The Company agrees to defend, indemnify and hold harmless the Prospective Investor, its affiliates, officers, directors, employees, stockholders, agents and representatives and each other person, if any, who controls or is controlled by any of the foregoing, within the meaning of Section 15 of the Securities Act, against any loss, damage, claim, liability, cost or expense whatsoever (including, but not limited to, legal fees and disbursements and any and all other expenses whatsoever reasonably incurred in investigating, preparing for or defending against litigation, arbitration proceedings, or other actions or proceedings commenced or threatened, or any claim whatsoever) arising out of or in connection with, or based upon or resulting from (i) any false representation or warranty or breach or failure to comply with any covenant or agreement made by the Company in this Subscription Agreement (including the attachments hereto) or in any other document furnished to the Prospective Investor to any of the foregoing in connection with this transaction, or (ii) any action for securities law violations which is finally resolved by judgment against the Company.

12. Confidentiality; Certain Disclosures. The Company will use its best efforts to keep the information provided in the Investor Questionnaire strictly confidential. The Company may present this Subscription Agreement and the information provided in the Investor Questionnaire to such parties as it deems advisable if compelled by law or called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the Offering or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

13. Expenses. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Prospective Investor’s Equity Securities hereunder.

14. Amendments. This Subscription Agreement or any term hereof may not be changed, waived, discharged or terminated except with the written consent of the Prospective Investor and the Company.

15. General. This Subscription Agreement (i) shall be binding upon the Prospective Investor, the Company, and each of their respective legal representatives, successors and assigns, (ii) shall be governed, construed and enforced in accordance with the internal laws of the State of Delaware (except insofar as affected by the state or foreign securities or “Blue Sky” laws of the jurisdiction in which the offerings described herein have been made to the Prospective Investor as aforesaid), (iii) and any action or proceeding arising out of or related to this Subscription Agreement shall be brought exclusively in the state or federal courts of the State of Delaware of the United States, (iv) shall survive the acceptance, if any, of this subscription, and (v) shall, if the Prospective Investor consists of more than one person, be the joint and several obligation of all such persons.

16. Counterparts; Electronic Transmission. This Subscription Agreement may be executed in one (1) or more counterparts which, when considered together, shall constitute one and the same instrument. In making proof of this Subscription Agreement, it shall not be necessary to produce or account for more than one such counterpart. The transmission of copies and signature pages of, and signatures to, this Subscription Agreement by Electronic Transmission (as hereinafter defined) shall constitute effective execution and delivery of this Subscription Agreement, and such Electronically Transmitted copies, signature pages and signatures may be used in lieu of the original Subscription Agreement for all intents and purposes. For purposes of this Subscription Agreement the term “Electronic Transmission” means and includes any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient of the communication and that may be directly reproduced in paper form by such a recipient through an automated process.

[SIGNATURE PAGES FOLLOW]

FOR USE BY INDIVIDUAL PROSPECTIVE INVESTOR ONLY

INDIVIDUAL PROSPECTIVE INVESTOR SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT
(If purchasing as an entity, go to Entity Prospective Investor Signature Page for Subscription Agreement)

IN WITNESS WHEREOF, the undersigned has (have) executed this Subscription Agreement on ____________________, 2021.

Signature of Prospective Investor	Signature of Joint Prospective Investor

Printed Name of Prospective Investor	Printed Name of Joint Prospective Investor

Prospective Investor’s Social Security Number	Joint Prospective Investor’s Social Security Number

Residence Address of Prospective Investor:	Residence Address of Prospective Investor:

If non-resident alien or other non-U.S. person for	If non-resident alien or other non-U.S. person for
purpose of U.S. income taxation, check: ☐	purpose of U.S. income taxation, check: ☐

TOTAL NUMBER OF EQUITY SECURITIES SUBSCRIBED FOR

TOTAL SUBSCRIPTION AMOUNT	$

Ownership form (check one):

☐ Individual

☐ Joint tenants with right of survivorship*

☐ Tenants in common*

*SIGNATURES OF ALL OWNERS REQUIRED

PREFERRED METHOD OF DELIVERY OF THE EQUITY SECURITIES TO BE ISSUED TO THE PROSPECTIVE INVESTOR:

☐ Stock Certificate delivered to the Prospective Investor at the address above.

☐ Book entry notation from Pacific Stock Transfer, the Company’s transfer agent

FOR USE BY ENTITY PROSPECTIVE INVESTOR ONLY

ENTITY PROSPECTIVE INVESTOR SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT
(If purchasing as an individual, go to Individual Prospective Investor Signature Page for Subscription Agreement.)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on ____________________, 2021.

PRINT name of entity Prospective Investor

By:
Name:
Title:

Business Telephone Number (include area code)

Federal Tax I.D. Number
under which Equity Securities shall be registered

Mailing Address of Prospective Investor

City	State	Zip Code

If non-U.S. person for purpose of U.S. income taxation, check: ☐

TOTAL NUMBER OF EQUITY SECURITIES SUBSCRIBED FOR

TOTAL SUBSCRIPTION AMOUNT	$

PREFERRED METHOD OF DELIVERY OF THE EQUITY SECURITIES TO BE ISSUED TO THE PROSPECTIVE INVESTOR:

☐ Stock Certificate delivered to the Prospective Investor at the address above.

☐ Book entry notation from Pacific Stock Transfer, the Company’s transfer agent

FLEWBER GLOBAL INC.

ACCEPTANCE SIGNATURE PAGE

This Subscription Agreement is hereby accepted by the Company for the Subscription of ______________ Equity Securities (for an aggregate purchase price of $____________).

Dated: ________________________, 2021

FLEWBER GLOBAL INC.

By:
Name:
Title:

Subscription Agreement
ATTACHMENT A

FLEWBER GLOBAL INC.
INVESTOR QUESTIONNAIRE

TO BE COMPLETED BY ALL PROSPECTIVE INVESTORS

The Prospective Investor hereby represents and warrants, pursuant to Section 2(d) of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category set forth below directly under which the Prospective Investor has signed his, her or its name.

[SIGN BELOW THE CATEGORY WHICH DESCRIBES YOU - ANY ONE OR MORE IS SUFFICIENT]

PART I—FOR INDIVIDUALS

1. Personal Data

Name: ______________________________

Residence Address: _____________________________________________________ ____________________________________________________________________ ____________________________________________________________________

Business Address: ______________________________________________________ ____________________________________________________________________ ____________________________________________________________________

State of residence, if different: ___________________

Telephone: Residence ______________________ Business ____________

Age: ______________________ Citizenship: ____________

Social Security or Taxpayer No.: ____________

Send all correspondence to: Residence ____________ Business ____________

2. Employment and Business Experience

Present occupation: _____________________________________________

Salary: __________________________________

Do you own your own business or are you otherwise employed? ____________________

Name and type of business employed by or owned: _____________________________ ___________________________________________________________________

Description of responsibilities: _____________________________________________ ___________________________________________________________________ ___________________________________________________________________

Length of service with present employer or length of ownership of present business: _____ ___________________________________________________________________

Present title or position: _______________________________________

Length of service in present title or position: __________________________

Prior occupations, employment, and length of service during the past five (5) years:

Occupation	Name of Employer or Owned Business (and identify which)	Years of Service

ATTACHMENT A – Page 1

Do you have any professional licenses, registrations, certifications or designations, including bar admissions, accounting certificates, real estate brokerage licenses, investment adviser registrations, and SEC or state broker-dealer registrations?

Yes: ____________ No: ____________

If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3. Education (college and postgraduate)

Institution Attended	Degree	Dates of Attendance

4. Current Investment Objectives

My current investment objectives (indicate applicability and priority) are:

Current income: ____________

Appreciation: ____________

Tax Shelter: ____________

Other: ____________

5. Other Relevant Information

Please describe any additional information that reflects your knowledge and experience in business, financial, or investment matters and your ability to evaluate the merits and risks of this investment.

6. Investor Status

To be qualified to invest in the Securities, the Investor must either (i) be an Accredited Investor, or (ii) have, either alone or with your purchaser representative or representatives, such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of such investment.

ATTACHMENT A – Page 2

Please check the appropriate representation that applies to you.

Accredited Investors:

________ I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because (check all appropriate descriptions that apply):

a.	____________ I am a natural person whose individual net worth, or joint net worth with my spouse or spousal equivalent, exceeds $1,000,000. For purposes of this Section 6, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

b.	____________I am a natural person who had individual income exceeding $200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Section 6, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

c.	____________ I am a natural person who had joint income with my spouse or spousal equivalent exceeding $300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.

d.	____________ I am a director, executive officer or general partner of the Issuer, or a director, executive officer or general partner of a general partner of the Issuer. (For purposes of this Section 6, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Issuer.)

e.	____________ I am a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

f.	____________ I am a natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the Issuer.

Other Investors:

_______ I am qualified to invest in the Securities because I have, either alone or with my purchaser representative or representatives, such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of such investment, as discussed in Section 7(a) below.

ATTACHMENT A – Page 3

7. Representations

I represent that:

a.	I have sufficient knowledge and experience in similar investments to evaluate the merits and risks of an investment in the Issuer, or I have retained an attorney, accountant, financial advisor or consultant as my purchaser representative. If applicable, the name, employer, address, and telephone number of my purchaser representative follows:

b.	I and, if applicable, my purchaser representative have received the subscription agreement relating to this offering (the “Subscription Agreement”); and I and, if applicable, my purchaser representative understand the Subscription Agreement and the risks involved in this offering. I and, if applicable, my purchaser representative have been given the opportunity to ask questions and obtain material and relevant information from the Issuer enabling me to make an informed investment decision. All data that I and, if applicable, my purchaser representative have requested has been furnished to me.

c.	Any Securities I may acquire will be for my own account for investment and not with any view to the distribution thereof, and I will not sell, assign, transfer or otherwise dispose of any of the Securities, or any interest therein, in violation of the Securities Act or any applicable state securities law.

d.	I understand that (i) any Securities I may acquire will not be registered under the Securities Act or any applicable state securities law and may not be sold or otherwise disposed of unless it is registered or sold or otherwise disposed of in a transaction that is exempt from such registration and (ii) the certificates representing the Securities will bear appropriate legends restricting the transferability thereof.

e.	If applicable, I have not incurred any debt secured by my primary residence for the purpose of inflating my net worth to qualify as an accredited investor or for the purpose of raising funds to invest in the Securities. Between the date I complete this Questionnaire and the date the Securities are sold, I do not intend to, and will not, incur any debt to be secured by my primary residence for the purpose of either inflating my net worth to qualify as an accredited investor or raising funds to invest in the Securities.

f.	I understand that the Issuer will rely upon the completeness and accuracy of the Investor’s responses to the questions in this Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act and hereby affirm that all such responses are accurate and complete. I will notify the Issuer immediately of any changes in any of such information occurring prior to the acceptance of my subscription.

8. Manner of Solicitation

Please state the manner in which you became aware of the investment (for example, by personal contact or acquaintance with an investment advisor or counselor, with Issuer personnel, a broker-dealer, or otherwise), the name of the contact person, and the date such contact was made:

PART II—PURCHASERS WHO ARE NOT INDIVIDUALS

1. General Information

Name of Entity: __________________________________

Address of Principal Office: _______________________________________________ ____________________________________________________________________ ____________________________________________________________________

Type of Organization: _______________________________

Date and State of Organization: _________________________________

ATTACHMENT A – Page 4

2. Business

Major Segments of Operation: ___________________________________________ ____________________________________________________________________ ____________________________________________________________________

Length of operation in each such segment: __________________________________ ____________________________________________________________________ ____________________________________________________________________

Is the entity a reporting entity under the Securities Exchange Act of 1934, as amended?

____________ Yes ____________ No

If not a reporting entity, please provide the following:

a.	The names and business experience of each of the entity’s officers and directors, partners, or other control persons for the past five years. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

b.	The educational background of each of the entity’s officers and directors, partners, or other control persons, including the institutions attended, the dates of attendance, and the degrees obtained by each. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

c.	Each of the entity’s control persons who are natural persons, if any, must complete Part I of this Questionnaire. Please attach these additional pages to the back of this Questionnaire.

3. Current Investment Objectives

The current investment objectives of the entity (indicate applicability and priority) are:

Current income: ____________________

Appreciation: ______________________

Tax Shelter: _______________________

Other (please state objectives): _______________________________________

ATTACHMENT A – Page 5

4. Other Relevant Information

Please describe any additional information that reflects the entity’s knowledge and experience in business, financial, or investment matters and the entity’s ability to evaluate the merits and risks of this investment. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

5. Accredited Investor Status

To be qualified to invest in the Securities, the Investor must either (i) be an Accredited Investor, or (ii) have, and if applicable, its officers, employees, directors or equity owners have, either alone or with its purchaser representative or representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment.

Please check the appropriate description which applies to you.

Accredited Investors:

________ The undersigned entity is an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because it is (check all appropriate descriptions that apply):

a.	____________ A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

b.	____________ A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

c.	____________ An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

d.	____________ An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940.

e.	____________ An insurance company, as defined in Section 2(a)(13) of the Securities Act.

f.	____________ An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

g.	____________ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

h.	____________ A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

i.	____________ A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

j.	____________ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million, or if the employee benefit plan is a self-directed plan in which investment decisions are made solely by persons that are accredited investors.

ATTACHMENT A – Page 6

k.	____________ A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

l.	____________ A corporation, Massachusetts or similar business trust, partnership, or limited liability company or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

m.	_____________ A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

n.	_____________ An entity in which all of the equity owners (whether entities themselves or natural persons) are accredited investors and meet the criteria listed in either this Section 5 or Part I, Section 6 of this Questionnaire. Please also see “Additional Questions for Certain Accredited Investors” below.

o.	_____________ An entity of a type not listed in clauses (a) through (n) above, that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act of 1940.

p.	_____________ A family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

q.	_____________ A family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of clause (p) above and whose prospective investment in the Issuer is directed by that family office pursuant to clause (p)(iii) above.

Other Investors:

_______ The undersigned entity is qualified to invest in the Securities because it has, and if applicable, its officers, employees, directors or equity owners have, either alone or with its purchaser representative or representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment, as discussed in Section 6(a) below.

Additional Questions for Certain Accredited Investors:

If the undersigned entity has checked (n) above, please complete the following part of this question:

(1) List all equity owners (whether entities themselves or natural persons):

(2) What type of entity is the undersigned entity?

ATTACHMENT A – Page 7

(3) Have each equity owner that is a natural person respond individually to Part I, Section 6 of this Questionnaire. Have each equity owner that is an entity respond separately to Part II, Section 5 of this Questionnaire. Please attach these additional pages to the back of this Questionnaire.

6. Representations

The undersigned entity represents that:

a.	The entity has, and if applicable, its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar investments to evaluate the merits and risks of an investment in the Issuer, or the entity has retained an attorney, accountant, financial advisor or consultant as its purchaser representative. If applicable, the name, employer, address, and telephone number of the purchaser representative follows:

b.	The entity and, if applicable, its purchaser representative have received the subscription agreement relating to this offering (the “Subscription Agreement”); and the entity and, if applicable, its purchaser representative, understand the Subscription Agreement and the risks involved in this offering. The entity and, if applicable, its purchaser representative have been given the opportunity to ask questions and obtain material and relevant information from the Issuer enabling it to make an informed investment decision. All data that the entity and, if applicable, its purchaser representative have requested has been furnished to it.

c.	Any Securities the entity may acquire will be for its own account for investment and not with any view to the distribution thereof, and it will not sell, assign, transfer or otherwise dispose of any of the Securities, or any interest therein, in violation of the Securities Act or any applicable state securities law.

d.	The entity understands that (i) any Securities it may acquire will not be registered under the Securities Act or any applicable state securities law and may not be sold or otherwise disposed of unless it is registered or sold or otherwise disposed of in a transaction that is exempt from such registration, and (ii) the certificates representing the Securities will bear appropriate legends restricting the transferability thereof.

e.	The entity understands that the Issuer will rely upon the completeness and accuracy of the Investor’s responses to the questions in this Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act, and hereby affirms that all such responses are accurate and complete. The entity will notify the Issuer immediately of any changes in any of such information occurring prior to the acceptance of its subscription.

ATTACHMENT A – Page 8

7. Manner of Solicitation

Please state the manner in which you became aware of the investment (for example, by personal contact or acquaintance with an investment advisor or counselor, with the Issuer personnel, a broker-dealer, or otherwise), the name of the contact person, and the date such contact was made:

Individual

Name:

(Please type or print)

Signature

Date:	_________________________

Partnership, Corporation or Other Entity

Print or Type Name

By:
Name:
Title:

Date:__________________________

ATTACHMENT B – Page 1

Subscription Agreement

ATTACHMENT B

Benefit Plan Investor Status Statement

*ONLY TO BE COMPLETED BY THOSE PROSPECTIVE INVESTORS THAT ARE NOT NATURAL PERSONS

The Prospective Investor hereby represents and warrants that it has correctly answered each of the questions set forth below.

Is the Prospective Investor (answer with “Yes” or “No”):

1. an employee benefit plan (as defined in Section 3(3) of ERISA) established or maintained by an employer or an employee organization, whether or not it is subject to the provisions of Title I of ERISA? _____;

2. an individual retirement account or individual retirement annuity described in Section 408 of the Internal Revenue Code? _____; or

3. an entity which is deemed to be a “benefit plan investor” (as defined by ERISA Reg. § 2510.3-101(f)(2)) because its underlying assets include “plan assets” by reason of a plan’s investment in the entity (including, by way of example only, a partnership not qualifying as an operating company within the meaning of ERISA Reg. § 2510.3-101, which is 25% or more owned by entities described in (1) or (2) above)? _____.

ATTACHMENT B – Page 2

Subscription Agreement

ATTACHMENT C

Non-U.S. Person Status Statement

*ONLY TO BE COMPLETED BY THOSE PROSPECTIVE INVESTORS THAT ARE NON-U.S. PERSONS

The Prospective Investor hereby represents and warrants that he, she or it is correctly and in all respects described by the category set forth below directly under which the Prospective Investor has initialed

_______

(Initial) The Prospective Investor hereby certifies that the representations contained in paragraphs (1) through (7) below are true and correct with respect to such Prospective Investor:

(1) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Equity Securities for the account or benefit of any U.S. Person, and the offer and sale of the Equity Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions (for purposes of this section, the “United States”). The Prospective Investor is resident in a jurisdiction outside the United States. The Prospective Investor, if other than a natural person, was not formed for the purpose of acquiring the Equity Securities.

The Prospective Investor understands that a U.S. Person, as defined by Regulation S, includes any natural person resident in the United States; any partnership or corporation organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a U.S. Person; any trust of which any trustee is a U.S. Person; any agency or branch of a foreign entity located in the United States; any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and any partnership or corporation organized or incorporated under the laws of a jurisdiction other than the United States which was formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) who are not natural persons, estates or trusts.

(2) it acknowledges that the offer and sale of the Equity Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(3) it acknowledges and agrees that, pursuant to the provisions of Regulation S, the Equity Securities may only be sold offshore in compliance with Regulation S and cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States for a period of one year from and after the closing date of the relevant offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.

(4) it acknowledges that it has not engaged in any hedging transactions with regard to the Equity Securities.

(5) it consents to the placement of a restrictive legend on any certificate, note or other document evidencing the Equity Securities and setting forth or referring to the restrictions on transfers and sales thereof.

(6) it understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(7) it is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

ATTACHMENT C – Page 1

Subscription Agreement

ATTACHMENT D

IRS Form W-9

See attached.

ATTACHMENT D

Subscription Agreement

ATTACHMENT E

IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8-EXP and Form W-8IMY

See attached.

ATTACHMENT E

Subscription Agreement

ATTACHMENT F

Bad Actor Questionnaire

CONFIDENTIAL

FLEWBER GLOBAL INC.

Rule 506 Disqualification Event Questionnaire

Date: _________________________________

Name: _________________________________

This Questionnaire is being furnished to you to obtain information in connection with an offering (the “Offering”) of securities by Flewber Global Inc. (the “Issuer”), under Regulation D and Regulation S. As used in this Questionnaire, “you” also refers to any entity on whose behalf you are responding.

Important Note: Please answer every question. If the Issuer has completed portions of the Questionnaire on your behalf, please confirm the accuracy of that information.

If your answer to a question is “Yes,” please provide details in the explanation. Unless otherwise stated, your answers should be given as of the date you sign the Questionnaire. Please note that certain questions are necessarily broad in scope, so if you have doubts regarding whether something should be included in your response please err on the side of over-inclusion. The Issuer may have additional follow-up questions for you in connection with the Offering.

Once you have completed the Questionnaire, please sign it to indicate: (i) your consent for the Issuer to rely upon the information provided in this Questionnaire; (ii) your acknowledgement that the Securities and Exchange Commission (the “SEC”) may require the Issuer to publicly disclose the information provided in this Questionnaire, and your consent to such public disclosure; (iii) your agreement to promptly notify the Issuer of any changes in information provided in the Questionnaire occurring after the date you sign the Questionnaire; and (iv) your confirmation that the information contained in the Questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire.

Please complete the Questionnaire and return it by [DATE] and return it to Issuer’s legal counsel along with the Subscription Agreement to which this Questionnaire is attached.

THE EXISTENCE AND CONTENTS OF THE QUESTIONNAIRE, AS WELL AS YOUR ANSWERS AND ALL NOTES AND DRAFTS PREPARED BY YOU, ARE CONSIDERED EXTREMELY CONFIDENTIAL AND PROPRIETARY BY THE ISSUER AND SHOULD BE TREATED ACCORDINGLY.

1. Name, Address, Telephone Number and E-mail

Your full name:

Please provide all previous, assumed or fictitious names or aliases:

Business Address:

Home Address:

Business Telephone: (___) ___________________

Home Telephone: (___) ___________________

E-mail Address: ____________________________

ATTACHMENT F - Page 1

2. Have you been convicted, within ten (10) years of the date hereof (or five (5) years, in the case of the Issuer, its predecessors and affiliated issuers), of any felony or misdemeanor:

●	in connection with the purchase or sale of any security;

●	involving the making of any false filing with the SEC; or

●	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

___ Yes. If yes, please explain:

___ No

3. Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five (5) years of the date hereof, that, on the date hereof, restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

●	in connection with the purchase or sale of any security;

●	involving the making of any false filing with the SEC; or

●	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

___ Yes. If yes, please explain:

___ No

4. Are you subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

●	on the date hereof, bars you from:

o	association with an entity regulated by such commission, authority, agency or officer;

o	engaging in the business of securities, insurance or banking; or

o	engaging in savings association or credit union activities; or

o	constitutes a final order, entered within ten (10) years of the date hereof, that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct?

A “final order” is a written directive or declaratory statement issued by any of the regulators listed in this Question 4 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that regulator.

___ Yes. If yes, please explain:

___ No

ATTACHMENT F - Page 2

5. Are you subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, on the date hereof:

●	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

●	places limitations on your activities, functions or operations; or

●	bars you from being associated with any entity or from participating in the offering of any penny stock?

___ Yes. If yes, please explain:

___ No

6. Are you subject to any order of the SEC, entered within five (5) years of the date hereof, that, on the date hereof, orders you to cease and desist from committing or causing a violation of or future violation of:

●	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or

●	Section 5 of the Securities Act.

___ Yes. If yes, please explain:

___ No

7. Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

___ Yes. If yes, please explain:

___ No

8. Have you filed (as a registrant or issuer), or were you named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five (5) years of the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

___ Yes. If yes, please explain:

___ No

9. Are you subject to a United States Postal Service false representation order entered within five (5) years of the date hereof, or are you, on the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

___ Yes. If yes, please explain:

___ No

If any information furnished by me in this Questionnaire becomes inaccurate, incomplete or otherwise changes after the date hereof, I will promptly advise the Issuer to that effect and furnish any supplementary information that may be appropriate as a result of any developments, including the passage of time and any new relationships that may develop in the future.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

Date:____________________________

Signature: _____________________________________

Print Name:____________________________________

ATTACHMENT F - Page 3